January 31, 2019

Dreyfus Variable Investment Fund

Opportunistic Small Cap Portfolio

Supplement to Current Summary Prospectus and Prospectus

Effective March 29, 2019, the following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed since June 2011 by a team of portfolio managers employed by Dreyfus and Mellon Investments Corporation (Mellon), an affiliate of Dreyfus.  The team consists of James Boyd, Brian Duncan and Dale Dutile.  Messrs. Boyd and Dutile are each managing directors, equity research analysts and portfolio managers at Mellon and have been portfolio managers of the fund since February 2010.  Mr. Duncan is a director at Mellon and has been a portfolio manager of the fund since November 2017.

Effective March 29, 2019, the following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Investment decisions for the fund since June 2011 are made by a team of portfolio managers employed by Dreyfus and Mellon.  The team members are James Boyd, Brian Duncan and Dale Dutile.  Messrs. Boyd, Duncan and Dutile.  Mr. Boyd has been a portfolio manager of the fund since February 2010 and is a managing director, equity research analyst and portfolio manager at Mellon.  He has been employed by Mellon or a predecessor company since 2005.  Mr. Dutile has been a portfolio manager of the fund since February 2010 and is a managing director, equity research analyst and portfolio manager at Mellon. He has been employed by Mellon or a predecessor company since July 2006.  Mr. Duncan has been a portfolio manager of the fund since November 2017 and is a director at Mellon.  He has been employed by Mellon or a predecessor firm since 2005.  Messrs. Boyd, Dutile and Duncan also have been employees of Dreyfus since December 2008 and December 2014, respectively, and manage the fund in their capacity as employees of Dreyfus.

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